UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 26, 2005

(Date of earliest event reported)

ALTERA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Innovation Drive,

San Jose, California 95134

(Address of principal executive offices including zip code)

(408) 544-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Altera Corporation (“Altera”) is filing the Altera Corporation 1996 Stock Option Plan (the “Plan”) as Exhibit 10.2 to this Current Report in order to correct certain typographical errors in the Plan filed as an exhibit with the same exhibit number in Altera’s Form 10-Q for the quarter ended July 2, 2004 and filed with the Securities and Exchange Commission on August 8, 2004. Exhibit 10.2 filed herewith amends in its entirety the prior exhibit filed with the Form 10-Q, and is incorporated by reference into the registration statements filed by Altera under the Securities Exchange Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

c. Exhibits

Exhibit No.	Description
10.2	Altera Corporation 1996 Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALTERA CORPORATION

By:	/s/ Katherine E. Schuelke
Name:	Katherine E. Schuelke
Title:	Vice President, General Counsel and Secretary

Date: April 26, 2005